October 1, 2007



                            WELLS S&P REIT INDEX FUND
                 (A SERIES OF WELLS FAMILY OF REAL ESTATE FUNDS)

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2007


      This Supplement to the Prospectuses dated May 1, 2007 for the Wells S&P REIT Index Fund ("Fund"), a series of the Wells Family of Real Estate Funds ("Trust"), updates the Prospectuses as described below. For further information, please contact the Fund toll-free at 1-800-282-1581. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at the number above.


1.    PROPOSED NEW SUB-ADVISORY AGREEMENT

      Wells Asset Management, Inc., investment adviser to the Fund (the "Adviser"), has selected The Tuckerman Group, LLC ("Tuckerman") to serve as the new sub-adviser to the Fund, replacing the current sub-adviser, PADCO Advisors, Inc., d/b/a as Rydex Investments ("Rydex"). The Investment Company Act requires that shareholders of the Fund ("Shareholders") approve the proposed new sub-advisory agreement (the "New Sub-Advisory Agreement") with Tuckerman. Shareholders should receive a proxy statement in October 2007 soliciting their approval of the New-Sub-Advisory Agreement at a Special Meeting of Shareholders (the "Special Meeting") expected to be held in November 2007. The New Sub-Advisory Agreement was approved, subject to Shareholder approval, by the Board of Trustees of the Trust ("Board").

      Under the New Sub-Advisory Agreement, the Adviser (not the Fund) will pay to Tuckerman a monthly fee computed at the annual rate of .09% of the average value of the Fund's daily net assets. The fees payable to Tuckerman are lower than the fees paid to Rydex under the present sub-advisory agreement. However, approval of the New Sub-Advisory Agreement will not result in any reduction in expenses of the Fund because these fees are paid by the Adviser, not the Fund.

      If the New Sub-Advisory Agreement is approved by Shareholders at the Special Meeting, the New Sub-Advisory Agreement will become effective on or about November 30, 2007. If the New Sub-Advisory Agreement is not approved by Shareholders at the Special Meeting, the Adviser will attempt to identify and retain a different sub-adviser or otherwise provide alternative arrangements for the day-to-day sub-management of the Fund's investments.


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      INFORMATION  ABOUT THE  TUCKERMAN  GROUP,  LLC.  Tuckerman is a registered investment adviser located at Two Manhattanville Road, Suite 207, Purchase, New York 10577. Tuckerman is an independently managed firm focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to over $6 billion in real estate assets under management. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios. Tuckerman currently serves as sub-adviser to the Wells Dow Jones Wilshire Global RESI Index Fund, a second series of the Trust.

2.    CHANGE TO THE FUND'S INVESTMENT OBJECTIVE AND NAME

      Currently, the Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index"). The Board has approved a change in the Fund's investment objective, to be effective on or about November 30, 2007 (when it is expected that Tuckerman will begin serving as the Fund's sub-adviser if the New Sub-Advisory Agreement is approved by shareholders of the Fund at the Special Meeting). The Fund's investment objective, as revised, will be to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW REIT Index"). The Board has also approved a change in the Fund's name, as of the date that the Fund's new investment objective is implemented, to the "Wells Dow Jones Wilshire U.S. REIT Index Fund." As soon as practicable after November 30, 2007, the Fund's sub-adviser will purchase and sell portfolio securities, as necessary, in order to change the Fund's investment strategy from attempting to duplicate the investment results of the S&P REIT Index to attempting to duplicate the investment results of the DJW REIT Index. Consequently, these portfolio transactions could result, for the short term, in portfolio turnover that is significantly higher than is typical for the Fund. During such a period, trading of portfolio securities will result in higher brokerage commissions and other transaction costs, which will increase the cost of a shareholder's investment in the Fund. In addition, higher portfolio turnover may result in higher realized capital gains, which would increase the amount of taxable gains required to be distributed to Fund shareholders.

      Because the Board has reserved the right to change the Fund's investment objective without shareholder approval, shareholders are not being asked to vote on the change to the investment objective. The change to the Fund's investment objective will occur irrespective of whether or not Shareholders approve the New Sub-Advisory Agreement at the Special Meeting.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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